Exhibit 99.2

Fourth Quarter 2018 Earnings Report Exhibit 99.2

Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include statements regarding the Company’s corporate reorganization, the expected benefits of such reorganization and the related impact on existing stakeholders, estimates regarding future market capitalization and the anticipated financial impact of the corporate reorganization. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: the continually changing federal, state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions that may result from any noncompliance with the laws and regulations applicable to our businesses; the mortgage lending and servicing-related regulations promulgated by the Consumer Financial Protection Bureau and its enforcement of these regulations; our dependence on U.S. government-sponsored entities and changes in their current roles or their guarantees or guidelines; changes to government mortgage modification programs; the licensing and operational requirements of states and other jurisdictions applicable to the Company’s businesses, to which our bank competitors are not subject; foreclosure delays and changes in foreclosure practices; certain banking regulations that may limit our business activities; changes in macroeconomic and U.S. real estate market conditions; difficulties inherent in growing loan production volume; difficulties inherent in adjusting the size of our operations to reflect changes in business levels; purchase opportunities for mortgage servicing rights and our success in winning bids; changes in prevailing interest rates; increases in loan delinquencies and defaults; our reliance on PennyMac Mortgage Investment Trust (NYSE: PMT) as a significant source of financing for, and revenue related to, our mortgage banking business; any required additional capital and liquidity to support business growth that may not be available on acceptable terms, if at all; our obligation to indemnify third-party purchasers or repurchase loans if loans that we originate, acquire, service or assist in the fulfillment of, fail to meet certain criteria or characteristics or under other circumstances; our obligation to indemnify PMT if our services fail to meet certain criteria or characteristics or under other circumstances; decreases in the returns on the assets that we select and manage for our clients, and our resulting management and incentive fees; the extensive amount of regulation applicable to our investment management segment; conflicts of interest in allocating our services and investment opportunities among us and our advised entities; the effect of public opinion on our reputation; our recent growth; our ability to effectively identify, manage, monitor and mitigate financial risks; our initiation of new business activities or expansion of existing business activities; our ability to detect misconduct and fraud; and our ability to mitigate cybersecurity risks and cyber incidents. Our exposure to risks of loss resulting from adverse weather conditions and man-made or natural disasters; and or organizational structure and certain requirements in our charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only.

Fourth Quarter Highlights 3 .. Pretax income was $58.3 million; diluted earnings per share were $0.63 – Benefit from the remeasurement of tax-related items contributed $0.11 to diluted earnings per share; tax provision rate reduced to 26.9% from 27.4% – Book value per share increased to $21.34, up from $20.67 at September 30(1) – Repurchased approximately 24,000 shares of PFSI’s common stock at a cost of $0.5 million and a weighted average price of $19.75 per share .. Production segment pretax income was $25.4 million, down 1% from 3Q18 and 54% from 4Q17 – Total acquisition and origination volume was $19.4 billion in unpaid principal balance (UPB), up 8% from 3Q18 and 14% from 4Q17 – Total correspondent government, non-delegated and direct lending locks were $11.2 billion in UPB, down 1% from 3Q18 and 5% from 4Q17 – Correspondent conventional and jumbo acquisition volume fulfilled for PMT was $9.1 billion in UPB, up 21% from 3Q18; drove an increase in fulfillment fee revenue .. Servicing segment pretax income was $29.3 million, down 13% from 3Q18 and 8% from 4Q17 – Continued increase in operating profitability partially offset by valuation-related items resulting from a decrease in mortgage rates during the quarter – Pretax income excluding valuation-related items was $44.5 million, up 49% from 3Q18 and 57% from 4Q17 – Valuation-related items included a $67.2 million decrease in mortgage servicing rights (MSR) fair value, partially offset by a $59.8 million increase from hedging activities and $0.5 million due to the change in fair value of the excess servicing spread (ESS) liability – Servicing portfolio grew to $299.3 billion in UPB, up 5% from September 30, 2018 and 22% from December 31, 2017; completed $3.6 billion in UPB of previously announced bulk MSR portfolio acquisitions (1) $20.67 is the pro forma book value per share at September 30, 2018, adjusted for the impact of PennyMac Financial Services, Inc.’s corporate reorganization completed on November 1, 2018. Reported book value per share at September 30, 2018 was $21.47

Fourth Quarter Highlights (continued) 4 .. Investment Management segment pretax income was $2.5 million, flat to 3Q18 and up from $1.5 million in 4Q17 – Net assets under management (AUM) were $1.6 billion, essentially unchanged from September 30, 2018 and December 31, 2017 .. As previously announced, the Company completed a corporate reorganization on November 1, 2018 that simplified its corporate structure and converted all equity ownership to a single class of publicly- traded common stock Notable activity after quarter-end: .. Completed the acquisition of an additional bulk Ginnie Mae MSR portfolio totaling $798 million in UPB .. New product launches in January – Launched a home equity line of credit (HELOC) product offering to customers in our servicing portfolio, offering the opportunity to tap into the equity in their homes while keeping their existing first-mortgage interest rates –Launched a prime non-qualified mortgage (non-QM) product to our correspondent clients – Opportunity to grow investment management activities through PMT’s ability to securitize and invest in the securitization interests from both products

5 Current Market Environment 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% Sep-13 Dec-13 Mar-14 Jun-14 Sep-14 Dec-14 Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Average 30-year fixed rate mortgage(1). Concerns related to the U.S. and global growth prospects in addition to uncertainty regarding the trajectory of the Fed Funds rate drove increased volatility across financial markets in the fourth quarter – The average 30-year fixed mortgage rate in the fourth quarter was 22 basis points higher than the prior quarter but fell in December o The sharp decrease is expected to drive a modest increase in refinancing activity – Spreads on GSE credit risk transfer (CRT) securities widened by approximately 40-80 basis points in the fourth quarter but have substantially recovered after quarter end .. Favorable demographic trends and slowing home price appreciation expected to aid home sales increase in 2019 –Moderating home price appreciation improves affordability – Purchase money originations are expected to grow by mid- single digit percentages over the next two years .. Mortgage delinquency rates decreased Q/Q and remain near historical lows – The total U.S. loan delinquency rate was 3.88% as of December 31, 2018, down from 3.97% at September 30, 2018 and 4.71% at December 31, 2017(3) 4.72% 4.55% Macroeconomic Forecasts(2) (1) Source: Freddie Mac Primary Mortgage Market Survey; 4.46% as of January 31, 2019 (2) Actual Home Sales: National Association of Realtors (existing) and the Census Bureau (new). Home sales Forecast: Average of Mortgage Bankers Association and Fannie Mae. Actual purchase and total originations: Inside Mortgage Finance. Purchase and total originations forecast: Average of Mortgage Bankers Association, Fannie Mae, Freddie Mac. Actual home price appreciation: FHFA Home Price Index. Forecasted home price appreciation: Average of Mortgage Bankers Association, Fannie Mae, Freddie Mac. (3) Source: Black Knight Financial Services. Includes loans that are 30 days or more past due but not in foreclosure. 2015 2016 2017 2018E 2019E 2020E New home sales ('000s) 503 561 616 613 631 649 Existing home sales ('000s) 5,234 5,440 5,547 5,373 5,462 5,555 Total originations ($ in billions) $1,735 $2,065 $1,810 $1,638 $1,636 $1,675 Purchase originations ($ in billions) $924 $1,037 $1,144 $1,169 $1,218 $1,269 U.S. Home Price Appreciation (Y/Y % Change) 5.3% 5.8% 6.9% 5.5% 4.3% 2.5%

PennyMac Financial Is a Strong Independent Mortgage Company



As of December 31, 2018
($ in millions)
$7,479
$7,479
Mortgage Loans Held for Sale $2,522
Cash & Short-term Investments $273
Mortgage Servicing Rights $2,821
Servicing Advances $313
Loan eligible for repurchase $1,103
Other Assets & Receivables $447
Warehouse Financing $2,326
GNMA MSR Term Notes1,292
MSR VFN Repo $140
ESS Financing $216
Liability for loans eligible for repurchase $1,103
Other Liabilities & Payables $747
Stockholders' Equity $1,654
Assets
Liabilities & Equity

- Comprehensive mortgage platform and balanced model with leading production and servicing businesses
- Strong balance sheet with low leverage versus competitors
  - Debt to equity of 2.4x
- Diversified liquidity sources and term debt that finances the largest asset (MSRs)
  - Unique and cost effective funding structures with strong bank partnerships to support growth
- Well-developed and sophisticated risk management structure combines extensive market expertise with technology to identify and monitor risks across the enterprise
- Simplified corporate structure in 4Q18, converting all equity ownership into a single class of common stock

Considerable oversight from State regulators, CFPB, GSEs, ratings agencies and bank counterparties

PennyMac® Financial Services, Inc.

6

7 Technology Development and Utilization Differentiates PFSI .. Proprietary systems development combined with third-party technology .. Innovative and strategic technology utilization driving cost savings and scale efficiencies .. Agile development methodology to improve speed and value creation while lowering cost .. Development focus on both customer facing interfaces (e.g., portals) and operational “back office” technologies to improve profitability and realize competitive advantages Servicing System Enhancements .. Greater pricing granularity and real-time pricing updates .. Sophisticated and proprietary loan bidding system ..Centralized margin management tools utilizing machine learning Origination and Fulfillment Workflow Pricing and Margin Management Systems Examples of key technologies deployed or in development: .. Multi-year project nearing completion – focused on automated workflows with sustainable efficiencies and cost savings .. Incremental implementation through phased release of enhancement modules; over 110 modules completed, the majority of which are already in use .. Performing data anomaly testing to improve quality and mitigate risk .. Expansion of robotic process automation and machine learning applications .. Deepening of customer relationship management capabilities Enterprise Risk Management .. Proprietary risk intelligence system that enhances risk monitoring activities across the organization – Strengthens our capabilities to identify and mitigate risks as they emerge

Correspondent Production(1) Market Share Market Share Consumer Direct Production(1) Loan Servicing(1) Market Share Investment Management AUM (billions) 8 Trends in PennyMac Financial’s Businesses (1) Source: Inside Mortgage Finance and company estimates. Inside Mortgage Finance estimates total 4Q18 origination market of $370 billion. Correspondent production share estimate is based on PFSI and PMT acquisition volume of $17.9 billion divided by $119 billion for the correspondent market (estimated to be 32% of total origination market). Consumer direct production share is based on PFSI originations of $1.2 billion divided by $209 billion for the retail market (estimated to be 56% of total origination market). Loan servicing market share is based on PFSI servicing UPB of $299.3 billion divided by an estimated $10.9 trillion in mortgage debt outstanding as of December 31, 2018. 10.76% 10.00% 11.69% 15.10% 0% 4% 8% 12% 16% 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18E 0.60% 0.62% 0.53% 0.57% 0.00% 0.20% 0.40% 0.60% 0.80% 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18E 1.89% 2.32% 2.62% 2.74% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18E $1.55 $1.57 $1.56 $1.57 $0.0 $0.5 $1.0 $1.5 $2.0 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18

Production Segment Highlights – Correspondent Channel

- Correspondent acquisitions by PMT in 4Q18 totaled $18.1 billion, up 9% Q/Q and 17% Y/Y
  - 21% increase in conventional conforming acquisitions Q/Q and 54% Y/Y; 1% decrease in government acquisitions Q/Q and 7% Y/Y
  - Purchase-money loans comprised 88% of total 4Q18 acquisition volume, up from 87% in 3Q18
- Correspondent lock volume of $19.1 billion, up 7% Q/Q and 20% Y/Y; government locks totaled $9.0 billion, down 2% Q/Q and 6% Y/Y; conventional locks totaled $9.8 billion, up 15% Q/Q and 56% Y/Y
- Growth in seller relationships driven by addition of non-delegated and community bank clients
- January correspondent acquisitions totaled $5.2 billion; locks totaled $5.2 billion
- Have benefitted from incentives under a master repurchase agreement which are expected to cease starting in 2Q19; impact unclear but we expect partial offset from improvement in pricing margins
- Launched an innovative prime non-QM loan product in January that utilized a technology-based underwriting solution

Correspondent Volume and Mix

(UPB in billions)



$15.9
$17.9
$19.1
$0.1
$0.1
$5.9
$7.5
$9.0
$9.5
$9.0
$8.9
4Q17
3Q18
4Q18
Government loans(1)
Conventional loans for PMT(2)
Non-delegated loans
Total locks(3)

Key Financial Metrics	3Q18	4Q18
Revenue per fallout-adjusted government lock (bps)[4]	35	29
Weighted average fulfillment fee (bps)[5]	35	32

Selected Operational Metrics	3Q18	4Q18
Correspondent seller relationships	655	710
Purchase-money loans, as a % of total acquisitions	87%	88%

PennyMac® Financial Services, Inc.

(1) For government-insured and guaranteed loans and jumbo loans, PFSI earns income from holding and selling or securitizing the loans
(2) For conventional loans, PFSI earns a fulfillment fee from PMT rather than income from holding and selling or securitizing the loans
(3) Includes locks related to PMT loan acquisitions, including conventional loans for which PFSI earns a fulfillment fee upon loan funding
(4) Includes net gains on mortgage loans held for sale, loan origination fees and net interest income for government-insured correspondent loans; lock volume adjusted for expected fallout, which was 4% in 4Q18 for government-insured correspondent locks
(5) Based on funded loans subject to fulfillment fee. The weighted average fulfillment fee rate may reflect discretionary adjustments to facilitate the successful completion of certain loan transactions

9

Production Segment Highlights – Consumer Direct Channel

- Consumer direct production volume of $1.2 billion in 4Q18, down 8% Q/Q and 28% Y/Y
- 4Q18 origination volumes reflect seasonal factors and higher mortgage rates through most of the quarter
- The decline in mortgage rates in late December is driving increased demand for both rate-and-term and cash-out refinances
- January consumer direct originations totaled $357 million; locks totaled $761 million
  - $790 million committed pipeline at January 31, 2019[1]
- Launched our HELOC product in January; designed to support the financing needs of the 1.5 million customers in our servicing portfolio
  - Currently accepting applications in 5 states – California, Florida, Oregon, Virginia and Washington
  - Expanding to additional states and non-portfolio customers throughout the year



Consumer Direct Production Volume
(UPB in billions)
$1.6
$1.3
$1.2
$0.8
$0.7
$0.6
4Q17
3Q18
4Q18
Portfolio-sourced fundings
Non-portfolio fundings
Committed pipeline[1]

Consumer Direct Margin	3Q18	4Q18
Revenue per fallout-adjusted consumer direct lock (bps)[2]	363	356

[1] Commitments to originate mortgage loans at specified terms at period end
[2] Includes net gains on mortgage loans held for sale, loan origination fees and net interest income; lock volume adjusted for expected fallout, which was 35% in 4Q18 for consumer direct locks

PennyMac® Financial Services, Inc.

10

Production Segment Highlights – Broker Direct Channel

- Broker direct production volume of $199.1 million in 4Q18, up from $110.8 million in 3Q18
- Number of approved brokers increased 38% Q/Q to 589 at quarter end, up from 428 at September 30
- Continued buildout of our sales force drove continued production volume growth during 4Q18
- Q/Q decline in revenue margins reflect the increasingly competitive broker market
- Launched Fannie Mae's HomeReady® and Enterprise-Paid Mortgage Insurance to support increased volume growth and provide a greater menu of products and features for our broker clients
- January broker direct originations totaled $66 million; locks totaled $91 million
  - $73 million committed pipeline at January 31, 2019[1]
- Launched several key enhancements to our broker portal, POWER in 1Q19, including:
  - Expanded notifications to improve communication with brokers, providing origination status updates from initial disclosure through closing
  - Enhanced the broker's ability to manage pipeline within web portal or offline via new export feature

Broker Direct Production Volume

(UPB in millions)



$3.5
$3.3
$29.8
$29.9
$31.9
$37.9
$41.0
$69.7
$64.4
$60.1
$139.0
$73.1
1Q18
2Q18
3Q18
4Q18
Conventional loans
Government loans
Committed pipeline(1)

Broker Direct Metrics

	3Q18	4Q18
Revenue per fallout-adjusted broker direct lock (bps)[2]	84	75
Approved brokers at period end	428	589

[1] Commitments to originate mortgage loans at specified terms at period end
[2] Includes net gains on mortgage loans held for sale, loan origination fees and net interest income; lock volume adjusted for expected fallout, which was 28% in 4Q18 for broker direct locks

PennyMac® Financial Services, Inc.

11

Servicing Segment Highlights

- Servicing portfolio totaled $299.3 billion in UPB at December 31, up 5% Q/Q and 22% Y/Y
- Completed $4.4 billion in UPB of previously announced bulk MSR acquisitions in 4Q18 and after quarter end
- Prepayment speeds slowed during 4Q18, driven by higher average mortgage rates during the quarter and seasonal factors
- Higher mortgage rates drove a significant decline in early buyout (EBO) transaction volume during 4Q18
  - The recent decline in mortgage rates near quarter end has improved EBO transaction economics and may result in higher buyout volume

Loan Servicing Portfolio Composition

(UPB in billions)



$245.8
$284.5
$299.3
4Q17
3Q18
4Q18
Prime owned
Prime subserviced
Special

Selected Operational Metrics

	3Q18	4Q18
Loans serviced (in thousands)	1,392	1,490
60+ day delinquency rate - owned portfolio[1]	3.1%	3.3%
60+ day delinquency rate - sub-serviced portfolio[2]	0.5%	0.5%
Actual CPR - owned portfolio[1]	12.3%	9.8%
Actual CPR - sub-serviced[2]	8.7%	7.5%
UPB of completed modifications ($ in millions)	$1,190	$519
EBO transactions ($ in millions)[3]	$974	$495

Net Portfolio Growth

(UPB in billions)



$284.5
($8.3)
$19.5
$3.6
$299.3
At 9/30/18
Runoff[4]
Additions from loan production[5]
MSR acquisitions
At 12/31/18

[1] Owned portfolio in predominantly government-insured and guaranteed loans under the FHA, VA, and USDA programs.
[2] Represents PMT's MSRs. Excludes distressed loan investments
[3] Early buyouts of delinquent loans from Ginnie Mae pools during the period
[4] Also includes loans servicing released in connection with recent asset sales by PMT
[5] Includes consumer direct production, government correspondent acquisitions, and conventional conforming and jumbo loan acquisitions subserviced for PMT

PennyMac Financial Services, Inc.

12

34% 18% 24% 3% 21% Agency RMBS MSRs and ESS Credit Risk Transfer (CRT) Distressed whole loans and REO Loan inventory 13 ($ in billions) .. Net assets under management as of December 31, 2018 were $1.6 billion, essentially unchanged from September 30, 2018 .. PMT’s continued strong performance resulted in $0.7 million in performance-based incentive fees .. Completed $267 million in UPB of previously-announced distressed loan sales – Distressed loan investments represent only 8% of PMT’s shareholders’ equity; 3% of mortgage assets .. Launched HELOC and non-QM loan products in January – Leveraging PMT’s partnership with PennyMac Financial to invest in HELOC and non-QM loan securitization interests Investment Management AUM Investment Management Segment Highlights PMT’s Mortgage Assets(1) 100% = $7.8 billion (1) As of December 31, 2018 $1.54 $1.56 $1.57 $0.03 $1.57 $1.56 $1.57 4Q17 3Q18 4Q18 PMT Investment Funds

Hedging Approach Continues to Moderate the Volatility of PFSI's Results

MSR Valuation Changes and Offsets

($ in millions)


MSR fair value change before recognition of realization of cash flows
Change in fair value of hedges and ESS liability
Production pretax income
$28.0
($16.2)
$55.3
$60.9
($54.1)
$25.7
($67.3)
$60.3
$25.4
$163.7
($129.5)
$87.3
4Q17
3Q18
4Q18
Full-Year 2018

- PFSI seeks to moderate the impact of interest rate changes on the fair value of its MSR asset through a comprehensive hedge strategy
- In 4Q18, MSR fair value decreased primarily due to the decrease in interest rates during December
  - Resulted in expectations for a modest increase in prepayment activity
- MSR fair value losses in 4Q18 were largely offset by associated hedging gains and rate-driven fair value decrease of the ESS liability
- For the year 2018, PFSI recorded $34.1 million in fair value gains net of the performance of hedges and ESS, reflecting successful hedge results despite significant volatility in interest rates

Note: Figures may not sum exactly due to rounding

PennyMac Financial Services, Inc.

14

Servicing Profitability Excluding Valuation-Related Changes

	4Q17			3Q18			4Q18		
	$ in millions		basis points[1]	$ in millions		basis points[1]	$ in millions		basis points[1]
Operating revenue	$	176.1	28.9	$	198.3	28.5	$	217.9	29.5
Amortization and realization of MSR cash flows		(66.9)	(11.0)		(71.4)	(10.3)		(82.3)	(11.1)
EBO-related revenue[2]		38.6	6.4		40.7	5.9		37.4	5.1
Servicing expenses:									
Operating expenses		(67.7)	(11.1)		(75.8)	(10.9)		(75.8)	(10.3)
Credit losses and provisions for defaulted loans		(15.0)	(2.5)		(18.6)	(2.7)		(19.0)	(2.6)
EBO transaction-related expense		(13.3)	(2.2)		(14.0)	(2.0)		(8.3)	(1.1)
Financing expenses:									
Interest on ESS		(3.9)	(0.6)		(3.7)	(0.5)		(3.6)	(0.5)
Interest to third parties		(19.6)	(3.2)		(25.6)	(3.7)		(21.8)	(3.0)
Pretax income excluding valuation-related changes	**$**	**28.2**	**4.6**	**$**	**29.9**	**4.3**	**$**	**44.5**	**6.0**
Valuation-related changes[3]									
MSR fair value[4]		28.0			60.9			(67.3)	
ESS liability fair value		4.6			(1.1)			0.5	
Hedging derivatives losses		(20.8)			(53.0)			59.8	
Provision for credit losses on active loans[5]	$	(8.0)			(3.1)			(8.3)	
Servicing segment pretax income (loss)	**$**	**32.0**		**$**	**33.6**		**$**	**29.3**	

- Continued increase in operating profits driven by portfolio growth resulting from large loan production volumes along with bulk MSR acquisitions, resulting in increased operating revenue
  - Operating expenses flat on a dollar basis and decreased significantly in basis points
  - Credit losses and the provision for defaulted loans in line with prior period levels
- Higher interest rates for most of 4Q18 drove a decrease in EBO-related revenues and expenses

PennyMac Financial Services, Inc.

[1] Of average portfolio UPB, annualized
[2] Comprised of net gains on mortgage loans held for sale at fair value and net interest income related to EBO loans
[3] Changes in fair value do not include realization of MSR cash flows, which are included in amortization and realization of MSR cash flows above
[4] Includes fair value changes and provision for impairment
[5] Considered in the assessment of MSR fair value changes

15

Appendix

• Complex and highly regulated mortgage industry requires effective governance, compliance and operating systems • Operating platform has been developed organically and is highly scalable • Commitment to strong corporate governance, compliance and risk management since inception • PFSI is well positioned for continued growth in this market and regulatory environment Loan Production Loan Servicing Investment Management • Servicing for owned MSRs and subservicing for PMT • Major loan servicer for Fannie Mae, Freddie Mac and Ginnie Mae • Industry-leading capabilities in special servicing • Organic growth results from loan production, supplemented by MSR acquisitions and PMT investment activity • External manager of PennyMac Mortgage Investment Trust (NYSE: PMT), which is focused on investing in mortgage-related assets: – GSE credit risk transfers – MSRs and ESS – Investments in prime non-Agency MBS and ABS – HELOC and prime non-QM securitization interests – Distressed whole loans • Synergistic partnership with PMT • Correspondent aggregation of newly originated loans from third-party sellers – PFSI earns gains on delegated government-insured and non- delegated loans – Fulfillment fees for PMT’s delegated conventional loans • Consumer direct origination of conventional and government- insured loans • Broker direct origination launched in 2018 17 Overview of PennyMac Financial’s Businesses

PLS launches Broker Direct channel PennyMac Financial completes corporate reorganization simplifying corporate structure PennyMac Financial’s 11 Years of Continuous Growth and Development 18 2008 2009 2010 2012 2013 2016 2017 2018 PennyMac Loan Services, LLC (PLS) founded in 2008 with 72 employees August 9, 2009: PennyMac Mortgage Investment Trust IPOs on the NYSE (PMT) PLS launches correspondent group PLS reaches 1,000 employees May 14, 2013: PennyMac Financial Services, Inc. IPOs on the NYSE (PFSI) PMT becomes the 2nd largest correspondent aggregator overall(1) PLS reaches 1 million customers and 3,100 employees in January PLS becomes the 8th largest mortgage servicer with a portfolio over $229 billion in UPB (1) Leading nonbank residential mortgage specialist with capital, expertise, operational capabilities and breadth of management (1) Source: Inside Mortgage Finance

19 Industry-leading platform built organically – not through acquisitions .. Disciplined, sustainable growth for more than 11 years .. Focused on building and testing processes and systems before large transaction volumes Distinctive expertise and full range of capabilities across mortgage banking and investment management  Loan production, e.g., loan fulfillment systems and operations, correspondent counterparty review and management  Credit, e.g., loan program development, underwriting and quality control  Capital markets, e.g., pooling and securitization, hedging/interest rate risk management  Servicing, e.g., customer service, default management, investor accounting  Corporate functions, e.g., enterprise risk management, internal audit, treasury, finance and accounting, legal, IT infrastructure and development .. Over 3,000 employees .. Highly experienced management team – 120 senior-most executives have, on average, 25 years of relevant industry experience Strong governance and compliance culture .. Led by distinguished board which includes eight independent Directors .. Robust management governance structure with 9 committees that oversee key risks and controls .. External oversight by regulators, business partners and other third parties Desired structure in place to compete effectively as a non-bank .. Synergistic partnership with PMT, a leading residential mortgage REIT and long-term investment vehicle .. Provides access to efficient capital and reduces balance sheet constraints on growth PennyMac Financial is in a Unique Position Among Mortgage Specialists

20 Why Are MSR Sales Occurring? How Do MSRs Come to Market? .. Large servicers may sell MSRs due to operational pressures, higher regulatory capital requirements for banks (treatment under Basel III) and a re-focus on core customers/businesses .. Independent mortgage banks sell MSRs from time to time due to a need for capital .. Intermittent large bulk portfolio sales ($10+ billion in UPB) Require considerable coordination with selling institutions and Agencies .. Mini-bulk sales (typically $500 million to $5 billion in UPB) .. Flow/co-issue MSR transactions (monthly commitments, typically $20-$100 million in UPB) Alternative delivery method typically from larger independent originators Which MSR Transactions Are Attractive? .. GSE and Ginnie Mae servicing in which PFSI has distinctive expertise .. MSRs sold and operational servicing transferred to PFSI (not subserviced by a third party) .. Measurable representation and warranty liability for PFSI PFSI is uniquely positioned to be a successful acquirer of MSRs • Proven track record of complex MSR and distressed loan transfers • Operational platform that addresses the demands of the Agencies, regulators and financing partners • Physical capacity in place to sustain servicing portfolio growth plans • Potential co-investment opportunity for PMT in the ESS Opportunity in MSR Acquisitions

21 Excess Servicing Spread (e.g., 12.5bp) MSR Asset (e.g., 25bp servicing fee) Acquired by PFSI from Third-Party Seller(1) .. PMT has co-invested in Agency MSRs acquired from third-party sellers by PFSI; presently only related to certain Ginnie Mae MSRs .. PMT acquires the right to receive the ESS cash flows over the life of the underlying loans .. PFSI owns the MSRs and services the loans (1) The contractual servicer and MSR owner is PLS, an indirect controlled subsidiary of PFSI (2) Subject and subordinate to Agency rights (under the related servicer or issuer guide) and, as applicable, to PFSI’s pledge of MSRs under a note payable; does not change the contractual servicing fee paid by the Agency to the servicer Excess Servicing Spread(2) .. Interest income from a portion of the contractual servicing fee – Realized yield dependent on prepayment speeds and recapture Base MSR .. Income from a portion of the contractual servicing fee .. Also entitled to ancillary income .. Bears expenses of performing loan servicing activities .. Required to advance certain payments largely for delinquent loans Base MSR (e.g., 12.5bp) Acquired by PMT from PFSI(1) Example transaction: actual transaction details may vary materially PFSI’s Mortgage Servicing Rights Investments in Partnership with PMT

22 MSR Asset Valuation Note: Figures may not sum exactly due to rounding UPB $178,241 $22,814 $201,054 Weighted average coupon 3.93% 4.18% 3.96% Prepayment speed assumption (CPR) 10.0% 9.6% 9.9% Weighted average servicing fee rate 0.32% 0.34% 0.32% Fair value of MSR $2,499.9 $320.7 $2,820.6 As a multiple of servicing fee 4.35 4.12 4.32 Related excess servicing spread liability - $216.1 $216.1 December 31, 2018 Unaudited ($ in millions) Total Fair value subject to excess servicing spread liability Fair value not subject to excess servicing spread

23 Note: Figures may not sum exactly due to rounding Acquisitions and Originations by Product Unaudited ($ in millions) Correspondent Acquisitions Delegated Conventional 5,891$ 4,226$ 5,396$ 7,501$ 9,050$ Delegated Government 9,505 8,830 9,546 8,970 8,885 Delegated Jumbo - - 8 9 5 Non-delegated - - - 75 120 Total 15,396$ 13,056$ 14,951$ 16,554$ 18,060$ Consumer Direct Originations Conventional 646$ 708$ 634$ 828$ 740$ Government 996 559 277 458 447 Jumbo - - - - - Total 1,642$ 1,266$ 911$ 1,286$ 1,187$ Broker Direct Originations Conventional -$ 4$ 32$ 70$ 139$ Government - 3 30 41 60 Jumbo - - - - - Total -$ 7$ 62$ 111$ 199$ Total acquisitions/originations 17,038$ 14,329$ 15,924$ 17,951$ 19,446$ UPB of loans fulfilled for PMT 7,509$ 5,405$ 9,054$ 5,891$ 4,226$ 3Q184Q17 1Q18 2Q18 4Q18

24 Note: Figures may not sum exactly due to rounding Interest Rate Locks by Product Unaudited ($ in millions) Correspondent Locks Delegated Conventional 6,293$ 4,392$ 6,091$ 8,535$ 9,831$ Delegated Government 9,571 9,162 10,082 9,146 8,992 Delegated Jumbo - 13 59 33 17 Non-delegated - - - 144 227 Total 15,864$ 13,567$ 16,232$ 17,858$ 19,066$ Consumer Direct Locks Conventional 947$ 1,080$ 1,018$ 1,106$ 925$ Government 1,261 573 625 659 735 Jumbo - 8 29 24 13 Total 2,209$ 1,661$ 1,672$ 1,789$ 1,673$ Broker Direct Locks Conventional -$ 15$ 50$ 131$ 195$ Government - 20 51 65 84 Jumbo - - - - - Total -$ 35$ 101$ 196$ 279$ Total locks 18,073$ 15,263$ 18,005$ 19,843$ 21,018$ 3Q184Q17 1Q18 2Q18 4Q18

25 Correspondent Consumer Direct Credit Characteristics by Acquisition / Origination Period 4Q17 1Q18 2Q18 3Q18 4Q18 Government-insured 695 697 709 700 696 Conventional 738 738 736 731 730 Weighted Average FICO 4Q17 1Q18 2Q18 3Q18 4Q18 Government-insured 693 697 697 699 700 Conventional 745 744 748 748 751 Weighted Average FICO